UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549
                             ----------------------

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

       Date  of  Report  (Date  of  earliest  event  reported): November 1, 2005


                             Jane Butel Corporation
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Florida                    000-50104                  65-0327060
 ------------------------  ------------------------       ---------------
(State  or  jurisdiction   (Commission  File  Number)      (IRS  Employer
   of  incorporation                                     Identification  No.)
   or  organization)


   620  North  Denning  Drive,  Suite  100,  Winter  Park, FL        32789
  ------------------------------------------------------------   -------------
           (Address  of  principal  executive  offices)           (Zip  Code)


                                 (407)  622-5999
                             ----------------------
                         (Registrant's  telephone  number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 18, 2005, our shareholders approved changing our corporate name from Jane Butel Corporation to Bootie Beer Corporation. We filed an Amendment to our Amended and Restated Articles of Incorporation with the Florida Secretary of State on November 1, 2005 to implement the name change.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits:

EXHIBIT  NUMBER     DESCRIPTION
---------------     -----------

3.1 Amendment to Amended and Restated Articles of Incorporation, dated November 1, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Jane  Butel  Corporation
     ------------------------
     REGISTRANT

Date:  November  2,  2005     By:  /s/  Tania  Torruella
                                   -------------------------
                                   Tania  Torruella
                                   Chief  Executive  Officer